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                                                                  Exhibit 23.2


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement on Form S-8 of Photon Dynamics, Inc. and Subsidiaries of our report dated May 7, 1999 on our audit of the financial statements of CR Technology, Inc. and Subsidiaries as of December 31, 1998 and for the year then ended.


                                       /s/ CACCIAMATTA ACCOUNTANCY CORPORATION


Irvine, California
January 23, 2001